Core Scientific Announces Fiscal Third Quarter 2025 Results
AUSTIN, Texas, October 24, 2025 - Core Scientific, Inc. (NASDAQ: CORZ), a leader in digital infrastructure for high-density colocation services and digital asset mining, today announced financial results for the fiscal third quarter of 2025.
Fiscal Third Quarter 2025 Financial Results
•Total revenue was $81.1 million compared to $95.4 million in the third quarter of 2024.

◦Digital asset self-mining revenue was $57.4 million, down from $68.1 million in the prior-year period. The decline was primarily driven by a 55% decrease in bitcoin mined, partially offset by a 88% increase in the average bitcoin price.

◦Digital asset hosted mining revenue was $8.7 million, down from $16.9 million in the same period a year ago. The decrease was driven by the continued strategic shift to our high-density colocation business.

◦High-Density Colocation (“HDC”, formerly “HPC hosting”) revenue was $15.0 million, up from $10.3 million in the third quarter of 2024. The increase was due to the expansion of colocation operations since the prior-year period.

•Gross profit was $3.9 million compared to a gross loss of $0.2 million in the same period last year.

•Net loss was $146.7 million, compared to $455.3 million in the prior-year period, primarily due to a smaller GAAP non-cash fair value adjustment of $74.9 million for the third quarter of 2025 versus $408.5 million for the third quarter of 2024, reflecting lower remeasurement charges related to outstanding warrants and contingent value rights as a result of less significant stock price appreciation during the current period.

•Adjusted EBITDA was $(2.4) million, compared to $10.1 million for the prior year period, driven by a $14.4 million increase in cash operating expenses, a $14.3 million decrease in total revenue, partially offset by a $11.2 million increase in the change in fair value of digital assets, and a $4.9 million decrease in cash cost of revenue.

•Capital expenditures were $244.5 million, $196.4 million of which were funded by CoreWeave, Inc. pursuant to its existing colocation service agreements with the Company.

•Liquidity is $694.8 million, consisting of $453.4 million of cash and cash equivalents and $241.4 million of bitcoin as of the end of the third quarter of 2025.

PENDING COREWEAVE TRANSACTION
On July 7, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CoreWeave. Pursuant to the Merger Agreement, if consummated, subject to the terms and conditions set forth therein, including the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote in favor of the adoption of the Merger Agreement, CoreWeave
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 2
would acquire the Company in an all-stock transaction. Pursuant to the Merger Agreement, each outstanding share of the Company’s common stock at the Effective Time (as defined in the Merger Agreement) would be cancelled and converted into a number of fully paid and non-assessable shares of CoreWeave Class A common stock, equal to the exchange ratio of 0.1235. The transaction is subject to the approval of the Company’s stockholders at the Company’s Special Meeting of Stockholders to be held virtually at 10:00 a.m. Eastern Time on October 30, 2025 and other customary closing conditions. Additional details regarding the transaction can be found in the Company’s definitive proxy statement that has been filed with the SEC in connection with the proposed transaction, which can be found on the Company’s investor relations page.
CONFERENCE CALL AND EARNINGS PRESENTATION
Due to the pending transaction, Core Scientific will not be hosting a conference call or providing an accompanying earnings presentation in conjunction with its third quarter 2025 earnings release. For further details and discussion of our financial performance please refer to our Form 10-Q for the quarter ended September 30, 2025.
ABOUT CORE SCIENTIFIC
Core Scientific, Inc. (“Core Scientific” or the “Company”) is a leader in digital infrastructure for high-density colocation services and digital asset mining. We operate dedicated, purpose-built facilities for high-density colocation services and are a premier provider of digital infrastructure, software solutions and services to our third-party customers. We employ our own fleet of computers (“miners”) to earn digital assets for our own account and we are in the process of converting most of our existing facilities to support artificial intelligence-related workloads and next generation colocation services. We currently derive the majority of our revenue from earning digital assets for our own account but expect to rapidly increase revenue derived from high-density colocation (“HDC”). We currently intend to repurpose our remaining facilities currently used in our digital asset mining businesses to support our high-density colocation computing services business as circumstances allow and in a manner designed to retain access to electrical power under our control, maximize the value of our digital asset mining equipment to third parties, and fulfill our existing obligations to suppliers and customers. Our facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (3). To learn more, visit www.corescientific.com.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward-looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, the advantages and expected growth of the Company and the Company’s ability to source and retain talent. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 3
statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.
Additional risk factors that may cause actual results to vary materially include, but are not limited to: the completion of the proposed acquisition of the Company by CoreWeave, Inc. (“CoreWeave”) on anticipated terms or at all, and stockholder approval of the proposed transaction and the other conditions to the completion of the proposed transaction; uncertainty in the value of the consideration that Company stockholders would receive in the proposed transaction, if completed, due to fluctuations in the market price of CoreWeave common stock until closing; anticipated tax treatment of the proposed transaction for Company stockholders, and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth whether or not the proposed transaction is consummated; and with respect to the combined company following completion of the proposed transaction if the transaction is consummated; the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of the Company to integrate its businesses successfully with CoreWeave’s and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against the Company, or its directors and officers whether or not the transaction is consummated; the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments and actions targeting public companies in the artificial intelligence, power, data center and crypto mining industries and changes in local, national or international laws, regulations and policies affecting the Company; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during and after the pendency of the proposed transaction that could affect the Company’s financial performance and operating results; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Company or political or security disturbances; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for power and other market or economic conditions that impact demand and pricing; changes in technical or operating conditions, including unforeseen technical difficulties; development delays at the Company’s data center sites, including any delays in the conversion of such sites from crypto mining facilities to high-density colocation computing sites; the Company’s ability to earn digital assets profitably and to attract customers for its high-density colocation capabilities; the Company’s ability to perform its obligations under its existing colocation agreements; the Company’s ability to maintain its competitive position in its existing operating segments; the impact of increases in total network hash rate; the Company’s ability to raise additional capital to continue its expansion efforts or other operations; the Company’s need for significant electric power and the limited availability of
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 4
power resources; the potential failure in the Company’s critical systems, facilities or services the Company provides; the physical risks and regulatory changes relating to climate change; potential significant changes to the method of validating blockchain transactions; the Company’s vulnerability to physical security breaches, which could disrupt operations; a potential slowdown in market and economic conditions, particularly those impacting high-density computing, the blockchain industry and the blockchain hosting market; price volatility of digital assets and bitcoin in particular; potential changes in the interpretive positions of the SEC or its staff with respect to digital asset mining firms; the likelihood that U.S. federal and state legislatures and regulatory agencies will enact laws and regulations to regulate digital assets and digital asset intermediaries; changing expectations with respect to ESG policies; the effectiveness of the Company’s compliance and risk management methods; the adequacy of the Company’s sources of recovery if the digital assets held by the Company are lost, stolen or destroyed due to third-party digital asset services; and those risks that are described in the proxy statement/prospectus that are included in the registration statement on Form S-4, as amended that has been filed with the SEC in connection with the proposed transaction.
These risks, as well as other risks associated with the proposed transaction, have been disclosed in the proxy statement/prospectus included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Core Scientific’s or CoreWeave’s actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Core Scientific or CoreWeave operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Core Scientific assumes no obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Core Scientific’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.
There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 5
IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
In connection with the proposed transaction between Core Scientific and CoreWeave, Core Scientific and CoreWeave filed with the SEC a registration statement on Form S-4 on August 20, 2025, which was amended on September 17, 2025 and September 25, 2025, that includes a proxy statement of Core Scientific that also constitutes a prospectus of CoreWeave. The registration statement on Form S-4 was declared effective on September 26, 2025. CoreWeave filed a prospectus on September 26, 2025, and Core Scientific filed a definitive proxy statement on September 26, 2025, in each case with respect to the proposed transaction. Each of Core Scientific and CoreWeave may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that Core Scientific or CoreWeave (as applicable) has filed or may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF CORE SCIENTIFIC AND COREWEAVE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus, as well as other filings containing important information about Core Scientific or CoreWeave, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by Core Scientific will be available free of charge on Core Scientific’s internet website at https://investors.corescientific.com/sec-filings/all-sec-filings or by contacting Core Scientific’s investor relations contact at ir@corescientific.com. Copies of the documents filed with the SEC by CoreWeave will be available free of charge on CoreWeave’s internet website at https://coreweave2025ipo.q4web.com/financials/sec-filings/ or by contacting CoreWeave’s investor relations contact at investor-relations@coreweave.com. The information included on, or accessible through, Core Scientific or CoreWeave’s website is not incorporated by reference into this communication.
PARTICIPANTS IN THE SOLICITATION
Core Scientific, CoreWeave, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Core Scientific is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000119312525065652/d925494ddef14a.htm) and in its Form 8-K, which was filed with the SEC on May 16, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1839341/000162828025026294/core-20250513.htm). Information about the directors and executive officers of CoreWeave is set forth in CoreWeave’s Prospectus dated March 27, 2025, which was filed with the SEC on March 31, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, as amended (File No. 333-285512) (and which is available at https://www.sec.gov/Archives/edgar/data/1769628/000119312525067651/d899798d424b4.htm). These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials that have been and may be filed with the SEC regarding the proposed transaction.

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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 6
NO OFFER OR SOLICITATION
This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 7
Core Scientific, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value)
(Unaudited)

	September 30, 2025	December 31, 2024
Assets
Current Assets:
Cash and cash equivalents	$453,443	$836,197
Restricted cash	—	783
Digital assets	241,355	23,893
Customer funding receivable and other current assets	366,235	43,089
Total Current Assets	1,061,033	903,962
Property, plant and equipment, net	1,078,803	556,342
Operating lease right-of-use assets	107,784	114,472
Other noncurrent assets	48,360	24,039
Total Assets	$2,295,980	$1,598,815
Liabilities and Stockholders’ Deficit
Current Liabilities:
Accounts payable	$212,179	$19,265
Accrued expenses	358,270	64,670
Deferred revenue	83,739	18,134
Other current liabilities	15,675	32,493
Total Current Liabilities	669,863	134,562
Convertible and other notes payable, net of current portion	1,059,007	1,073,990
Warrant liabilities	1,330,483	1,097,285
Other noncurrent liabilities	364,587	113,158
Total Liabilities	3,423,940	2,418,995
Commitments and contingencies
Stockholders’ Deficit:
Preferred stock; $0.00001 par value; 2,000,000 shares authorized; none issued and outstanding at September 30, 2025 and December 31, 2024	—	—
Common stock; $0.00001 par value; 10,000,000 shares authorized at September 30, 2025 and December 31, 2024; 308,381 and 292,606 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	3	3
Additional paid-in capital	3,110,021	2,915,035
Accumulated deficit	(4,237,984)	(3,735,218)
Total Stockholders’ Deficit	(1,127,960)	(820,180)
Total Liabilities and Stockholders’ Deficit	$2,295,980	$1,598,815
Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 8
Core Scientific, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Digital asset self-mining revenue	$57,438	$68,138	$187,041	$328,840
Digital asset hosted mining revenue from customers	8,714	16,878	18,131	71,050
Colocation revenue	14,951	10,338	34,084	15,857
Total revenue	81,103	95,354	239,256	415,747
Cost of revenue:
Cost of digital asset self-mining	59,438	74,555	180,197	236,120
Cost of digital asset hosted mining services	6,694	11,914	13,314	49,388
Cost of Colocation services	11,066	9,041	28,602	13,932
Total cost of revenue	77,198	95,510	222,113	299,440
Gross profit (loss)	3,905	(156)	17,143	116,307
(Increase) decrease in fair value of digital assets	(10,957)	206	(30,066)	247
Decrease in fair value of energy derivatives	—	—	—	2,757
Loss on exchange or disposal of property, plant and equipment	2,933	509	7,105	4,061
Selling, general and administrative	69,354	40,348	166,409	88,655
Operating (loss) income	(57,425)	(41,219)	(126,305)	20,587
Non-operating expense (income), net:
Loss on debt extinguishment	—	317	1,377	487
Interest (income) expense, net	(821)	7,072	(4,193)	35,934
Change in fair value of warrants and contingent value rights	74,864	408,520	363,358	1,144,441
Reorganization items, net	—	—	—	(111,439)
Loss on legal settlements	15,075	356	15,504	2,070
Other non-operating income, net	(8)	(2,359)	(73)	(1,926)
Total non-operating expense, net	89,110	413,906	375,973	1,069,567
Loss before income taxes	(146,535)	(455,125)	(502,278)	(1,048,980)
Income tax expense	125	134	488	484
Net loss	$(146,660)	$(455,259)	$(502,766)	$(1,049,464)

Net loss per share - basic and diluted	$(0.46)	$(1.17)	$(1.48)	$(3.71)
Weighted average shares outstanding - basic and diluted	318,562	292,486	317,363	253,058

Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 9
Core Scientific, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows from Operating Activities:
Net loss	$(502,766)	$(1,049,464)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	54,816	87,164
Losses on exchange or disposal of property, plant and equipment	7,105	4,061
Amortization of operating lease right-of-use assets	8,248	3,802
Stock-based compensation	70,301	27,957
Digital asset self-mining and shared hosting revenue	(187,396)	(328,840)
Proceeds from sale of digital assets generated by self-mining and shared hosting revenues[1]	—	330,900
(Increase) decrease in fair value of digital assets	(30,066)	247
Decrease in fair value of energy derivatives	—	(2,262)
Increase in fair value of warrant liabilities	365,041	1,223,775
Decrease in fair value of contingent value rights	(1,683)	(79,334)
Loss on debt extinguishment	1,377	487
Amortization of debt discount	4,676	2,362
Non-cash reorganization items	—	(143,791)
Non-cash PIK interest expense	—	3,946
Changes in operating assets and liabilities:
Customer funding receivable and other current assets	19,128	(1,875)
Accounts payable	(17,618)	(11,640)
Accrued expenses	24,939	(44,873)
Deferred revenue from colocation services	323,796	—
Deferred revenue from hosted mining services	2,158	115
Other noncurrent assets and liabilities, net	(16,874)	6,354
Net cash provided by operating activities	125,182	29,091
Cash flows from Investing Activities:
Purchases of property, plant and equipment	(454,194)	(66,203)
Proceeds from sales of property and equipment	1,929	—
Purchase of equity investments	(5,000)	—
Investments in internally developed software	(10,160)	(191)
Net cash used in investing activities	(467,425)	(66,394)
Cash flows from Financing Activities:
Principal repayments of finance leases	(1,672)	(5,328)
Principal payments on debt	(8,613)	(291,888)
Debt extinguishment payments	(26,862)	—
Proceeds from exercise of warrants	1,746	1,913
Taxes paid related to net share settlement of equity awards	(5,893)	—
Proceeds from the issuance of 3.00% convertible senior notes, net	—	447,609
Issuance costs for 3.00% convertible senior notes	—	(2,529)
Proceeds from issuance of new common stock	—	55,000
Proceeds from draw from exit facility	—	20,000
Restricted stock tax holding obligations	—	(3,390)
Proceeds from exercise of stock options	—	9
Net cash (used in) provided by financing activities	(41,294)	221,396
Net (decrease) increase in cash, cash equivalents and restricted cash	(383,537)	184,093
Cash, cash equivalents and restricted cash—beginning of period	836,980	69,709
Cash, cash equivalents and restricted cash—end of period	$453,443	$253,802

Certain prior year amounts have been reclassified for consistency with the current year presentation.
1 Proceeds from digital assets received as noncash revenue consideration liquidated nearly immediately after receipt as a routine operating activity.
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 10
Core Scientific, Inc.
Segment Results
(in thousands, except percentages)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024		2025		2024
Digital Asset Self-Mining Segment	(in thousands, except percentages)
Digital asset self-mining revenue	$57,438	$68,138		$187,041		$328,840
Cost of digital asset self-mining:
Power fees	33,280	37,426		94,319		123,584
Depreciation expense	15,474	27,415		52,792		83,067
Employee compensation	7,803	4,995		23,411		15,712
Facility operations expense	2,089	3,514		7,458		9,695
Other segment items	792	1,205		2,217		4,062
Total cost of digital asset self-mining	59,438	74,555		180,197		236,120
Digital Asset Self-Mining gross (loss) profit	$(2,000)	$(6,417)		$6,844		$92,720
Digital Asset Self-Mining gross margin	(3)%	(9)%		4%		28%

Digital Asset Hosted Mining Segment
Digital asset hosted mining revenue from customers	$8,714	$16,878		$18,131		$71,050
Cost of digital asset hosted mining services:
Power fees	4,793	7,875		9,367		32,670
Depreciation expense	376	934		856		3,245
Employee compensation	1,115	1,200		2,225		4,244
Facility operations expense	297	734		665		2,499
Other segment items	113	1,171		201		6,730
Total cost of digital asset hosted mining services	6,694	11,914		13,314		49,388
Digital Asset Hosted Mining gross profit	$2,020	$4,964		$4,817		$21,662
Digital Asset Hosted Mining gross margin	23%	29%		27%		30%

Colocation Segment
Colocation revenue:
License fees	$9,848	$7,806		$22,853		$11,625
Maintenance and other	1,550	45		1,628		82
Licensing revenue	11,398	7,851		24,481		11,707
Power fees passed through to customer	3,553	2,487		9,603		4,150
Total Colocation revenue	14,951	10,338		34,084		15,857
Cost of Colocation services:
Depreciation expense	219	42		389		57
Employee compensation	2,209	1,399		4,651		1,477
Facility operations expense	4,383	4,863		12,570		7,964
Other segment items	702	250		1,388		284
Cost of licensing revenue	7,513	6,554		18,998		9,782
Power fees passed through to customer	3,553	2,487		9,604		4,150
Total cost of Colocation services	11,066	9,041		28,602		13,932
Colocation gross profit	$3,885	$1,297		$5,482		$1,925
Colocation licensing gross margin	34%	17%		22%		16%
Colocation gross margin	26%	13%		16%		12%

Consolidated
Consolidated total revenue	$81,103	$95,354		$239,256		$415,747
Consolidated cost of revenue	$77,198	$95,510	0	$222,113	—	$299,440
Consolidated gross profit	$3,905	$(156)		$17,143		$116,307
Consolidated gross margin	5%	—%		7%		28%
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 11

Core Scientific, Inc.
Non-GAAP Financial Measures
(Unaudited)
Adjusted EBITDA is a non-GAAP financial measure defined as our net loss, adjusted to eliminate the effect of (i) interest income, interest expense, and other income (expense), net; (ii) provision for income taxes; (iii) depreciation and amortization; (iv) stock-based compensation expense; (v) Reorganization items, net; (vi) unrealized fair value adjustment on energy derivatives; (vii) change in the fair value of warrant and contingent value rights, (viii) Colocation organizational startup costs which are not reflective of the ongoing costs incurred after startup, (ix) post-emergence bankruptcy advisory costs incurred related to reorganization which are not reflective of the ongoing costs incurred in post-emergence operations, (x) transaction costs incurred in connection with the Merger Agreement, including advisory, legal, and other professional or consulting fees, (xi) loss on legal settlements that are not indicative of ongoing business operations, and (xii) certain additional non-cash items that do not reflect the performance of our ongoing business operations. For additional information, including the reconciliation of net loss to Adjusted EBITDA, please refer to the table below. We believe Adjusted EBITDA is an important measure because it allows management, investors, and our Board of Directors to evaluate and compare our operating results, including our return on capital and operating efficiencies, from period-to-period by making the adjustments described above. In addition, it provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business, as it removes the effect of net interest expense, taxes, certain non-cash items, variable charges and timing differences. Moreover, we have included Adjusted EBITDA in this earnings release because it is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic and financial planning.
The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature or because the amount and timing of these items are not related to the current results of our core business operations which renders evaluation of our current performance, comparisons of performance between periods and comparisons of our current performance with our competitors less meaningful. However, you should be aware that when evaluating Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating this measure. Our presentation of this measure should not be construed as an inference that its future results will be unaffected by unusual items. Further, this non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). We compensate for these limitations by relying primarily on GAAP results and using Adjusted EBITDA on a supplemental basis. Our computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of net loss to Adjusted EBITDA below and not rely on any single financial measure to evaluate our business.
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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 12

The following table reconciles the non-GAAP financial measure to the most directly comparable U.S. GAAP financial performance measure, which is net loss, for the periods presented (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Adjusted EBITDA
Net loss	$(146,660)	$(455,259)	$(502,766)	$(1,049,464)
Adjustments:
Interest (income) expense, net	(821)	7,072	(4,193)	35,934
Income tax expense	125	134	488	484
Depreciation and amortization	16,329	28,691	54,816	87,164
Stock-based compensation expense	29,946	20,288	70,301	27,722
Unrealized fair value adjustment on energy derivatives	—	—	—	(2,262)
Loss on exchange or disposal of property, plant and equipment	2,933	509	7,105	4,061
Loss on debt extinguishment	—	317	1,377	487
Colocation startup costs	—	—	—	4,611
Merger Agreement related costs	5,507	—	5,507	—
Post-emergence bankruptcy advisory costs	278	1,863	1,576	2,160
Reorganization items, net	—	—	—	(111,439)
Change in fair value of warrants and contingent value rights	74,864	408,520	363,358	1,144,441
Loss on legal settlements	15,075	356	15,504	2,070
Other non-operating income, net	(8)	(2,359)	(73)	(1,926)
Other	—	—	—	121
Adjusted EBITDA	$(2,432)	$10,132	$13,000	$144,164

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Core Scientific, Inc. Fiscal Third Quarter 2025 Earnings Release - 13
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